Exhibit 10.1

SALE AND PURCHASE AGREEMENT

THIS SALE AND PURCHASE AGREEMENT (the “Agreement”) is made as of the 13th day of August, 2010 (the “Effective Date”), between TESLA MOTORS, INC., (“TESLA”), a Delaware corporation, with its principal office located at 3500 Deer Creek Road, Palo Alto, California 94304 and NEW UNITED MOTOR MANUFACTURING, INC., a California corporation, with its place of business at 45500 Fremont Blvd., Fremont, California 94538 (“NUMMI”).

RECITALS:

A.	Whereas, NUMMI intends to sell certain of its assets; and

B.	Whereas, TESLA desires to purchase and accept certain assets that NUMMI owns and used in the production of automobiles (the “Assets”), including without limitation, the initial capital asset purchase contemplated by TESLA for $13,469,682.43 million (the “Initial Capital Assets”). Initial Capital Assets include, to the extent transferable, all warranties, indemnification rights, service agreements and licenses associated with the Initial Capital Assets. For avoidance of doubt, Assets and Initial Capital Assets do not include spare parts associated with the building systems described in the Letter Agreement between NUMMI and TESLA dated May 26, 2010 (the “Real Estate Agreement”).

NOW THEREFORE, based upon the following recitals, which are incorporated into and made a part of this Agreement and for other good and valuable consideration, the receipt and sufficiency of such consideration being acknowledged, the parties hereby agree as follows:

1.	Sale and Purchase of Initial Capital Assets. Upon the terms and subject to the conditions provided in this Agreement, NUMMI hereby agrees to convey, sell, transfer, and deliver all of NUMMI’s right, title and interest in the Initial Capital Assets to TESLA free and clear of any and all security interests, mortgages, pledges, liens, charges, restrictions, reservations, claims, liabilities, obligations, encumbrances, leases and interests or claims of every other person or entity of every kind and nature whatsoever (collectively, the “Liens”), and TESLA hereby agrees to purchase and accept the Initial Capital Assets.

2.	Sale Date for Initial Capital Assets. NUMMI shall convey and deliver the Initial Capital Assets to TESLA on the closing date of the Real Estate Agreement (the “Sale Date”). The sale and purchase of the Assets and the Initial Capital Assets shall be subject to the terms and conditions set forth herein. The parties agree that NUMMI will cease from and after the Effective Date any further marketing activity or negotiations with third parties with respect to the Initial Capital Assets.

3.	Purchase Price of Initial Capital Assets.

3.1.	Installment Payment for Initial Capital Assets. Conveyance of the Assets shall be by Bill of Sale substantially in the form of Bill of Sale attached hereto as Exhibit A (“Bill of Sale”). The aggregate purchase price (“Purchase Price”) for the Initial Capital Assets shall be $13,469,682.43, which purchase price shall also be stated in the Bill of Sale attached hereto as Exhibit B to be delivered by NUMMI to TESLA on the Sale Date. The Purchase Price will be delivered to NUMMI in two (2) installments, each by wire transfer of immediately available funds as follows:

(a)	30% non-refundable initial deposit (the “Initial Deposit”) within three (3) days after the Effective Date; and

(b)	70% (the “Final Payment”) on the Sale Date.

3.2	Backstop Payment: No Real Estate Closing. If TESLA fails to make the Final Payment for the Initial Capital Assets, which are identified on Exhibit C, because the closing of the real estate acquisition of the NUMMI manufacturing facility and land in Fremont, California does not occur, TESLA agrees that NUMMI shall have the right to keep the Initial Deposit as a Breakup Fee and no additional liability shall accrue to either party.

3.3	Backstop Payment: Real Estate Closing Without Initial Capital Asset Sales. If, prior to or on the Sale Date, TESLA decides not to purchase some or all of the Initial Capital Assets, NUMMI shall use commercially reasonable efforts to sell the Initial Capital Assets to a third-party and to maximize the sale price of such Initial Capital Assets. If the net sale price to a third-party is less than the purchase price of the Initial Capital Assets, as agreed to herein by the parties, TESLA shall pay NUMMI a fee equal to the difference between the price that NUMMI sold the Initial Capital Assets to the third party and the price at which TESLA agreed to purchase the Initial Capital Assets from NUMMI. NUMMI will deduct this fee from the Initial Payment prior to seeking additional payment from TESLA. TESLA further agrees that for the period ending March 31, 2011, NUMMI, its agents, representatives, successors and assigns, shall have access to the Facility under terms to be agreed by the parties, and such access shall not be unreasonably withheld, to undertake all commercially reasonable activities related to the marketing, sale, and subsequent removal of the Asset(s) from the Facility.

4.	Payment. TESLA’s payment shall be by wire transfer to an account or accounts as designated in writing by NUMMI. NUMMI shall verify wire payment transfer prior to conveyance and delivery of the Initial Capital Assets.

5.	Delivery of Transfer Documents. On the Sale Date, NUMMI shall deliver to TESLA an executed Bill of Sale to convey good title, free and clear of all Liens, and all other documents, instruments, and writings as NUMMI and TESLA may reasonably deem necessary or appropriate for the legal transfer of such Initial Capital Assets to TESLA pursuant to the terms of this Agreement, including without limitation, all certificates of title or origin (or like documents), and all documents necessary to transfer to TESLA all manufacturers’ warranties, indemnification rights, service agreements and licenses associated with the Initial Capital Assets, to the extent such manufacturers’ warranties, service agreements and licenses are transferable (collectively, the “Transfer Documents”).

6.	Possession and Title.

6.1.	Identification of Initial Capital Assets. After payment of the Initial Deposit, TESLA, with assistance from NUMMI, will make commercially reasonable efforts to segregate the Initial Capital Assets from any other goods or assets and clearly mark and identify the Initial Capital Assets as property purchased from NUMMI.

6.2.	Teardown and Movement of Initial Capital Assets. The parties acknowledge that certain Initial Capital Assets will require extensive teardown and movement within the NUMMI facility (the “Facility”) to satisfy TESLA’s Model S production requirements. Nevertheless, the Assets are sold “as is” “where is”.

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Movement of Initial Capital Assets Requested by TESLA. Prior to moving any Initial Capital Asset(s), TESLA shall pay in full for such specific Initial Capital Asset(s) to be moved before moving such Initial Capital Asset(s). Upon receipt of payment in full for such specific Initial Capital Asset(s) to be moved, TESLA shall have the right to move such Initial Capital Asset(s) at TESLA’s expense, including relocation to TESLA’s powertrain facility in Palo Alto, California. Such teardown and movement of a specific Initial Capital Asset(s) shall be permitted provided it does not interfere with NUMMI’s previously scheduled teardown schedule. TESLA and its agents will use reasonable care in the dismantling and movement of the Initial Capital Asset(s), and as between TESLA and NUMMI, TESLA shall bear all costs associated with any damage to the Initial Capital Asset(s). If such teardown activity occurs before the Sale Date, TESLA agrees to indemnify, defend and hold NUMMI harmless for any property damage or injury to third parties directly or indirectly caused by TESLA, its agents and/or representatives in the process of the teardown and movement of the Initial Capital Asset(s).

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Movement of Initial Capital Assets Requested by NUMMI. If NUMMI desires to move specific Initial Capital Assets prior to the Sale Date, NUMMI will obtain the prior written consent of TESLA before moving the Initial Capital Asset(s). NUMMI shall be solely responsible for expenses associated with movement of such specific Initial Capital Assets. NUMMI, its agents and or representatives will use reasonable care in the movement of the Initial Capital Asset(s). NUMMI shall be solely responsible to TESLA for the financial costs of any damage to the Initial Capital Asset(s) arising from a teardown or movement of the Initial Capital Asset(s) by NUMMI. TESLA must submit evidence of the physical condition of the Initial Capital Asset(s) prior to any asserted damage claim(s), and any such damage claim(s) must be submitted to NUMMI on or before December 31, 2010. If the parties mutually agree that NUMMI has damaged the Initial Capital Asset(s) listed on Exhibit C, NUMMI, in its sole discretion, may either repair the damaged equipment or refund the price of the Initial Capital Asset(s) to TESLA. NUMMI shall not be required to replace any damaged Initial Capital Asset.

7.	Transfer of Software.

7.1.	Software Enhancements. NUMMI will transfer to TESLA with the Initial Capital Assets, at no additional cost, all software required to operate the Initial Capital Assets. The Initial Capital Assets shall not include any NUMMI performance data, improvements, enhancements or modifications developed by NUMMI, Toyota Motor Corporation (“Toyota”), or any Toyota affiliated company. To the extent that any of the Initial Capital Assets have software that is licensed to NUMMI, is proprietary, or is otherwise non-transferable, TESLA shall be responsible for obtaining such licenses. A list of non-transferable software associated with the Initial Capital Assets is on Exhibit E.

7.2.	Software related to Maximo. NUMMI will transfer to TESLA existing copies of Maximo software, if permitted by the terms of the applicable license agreement.

8.	Title. Title to the Initial Capital Assets shall transfer to TESLA upon receipt of the Final Payment of the Purchase Price pursuant to the terms set forth herein.

9.	Representations and Warranties of NUMMI.

9.1.	Representations and Warranties. NUMMI represents and warrants to TESLA: (i) NUMMI is a corporation duly incorporated, validly existing and in good standing under the laws of the State of California, and is authorized to transact business in the State of California, (ii) NUMMI has, and at all times has had, full corporate power and authority to own and lease its properties as such properties are now owned and leased and to conduct its business as and where such businesses have and are now being conducted, (iii) NUMMI is the lawful and sole (100%) owner of the Initial Capital Assets, and has full right, power and authority to execute this Agreement and to sell, grant, convey, assign, transfer and deliver and set over unto TESLA all of the Initial Capital Assets, (iv) this Agreement has been duly executed and delivered by NUMMI, and constitutes the legal, valid, and binding obligation of NUMMI, enforceable in accordance with its terms, (v) the Initial Capital Assets have been checked by NUMMI for hazardous materials and if applicable, MSDS sheets have been prepared, for all petroleum products or other commercial cleaning, lubrication or similar products used in the ordinary course of business in compliance with environmental laws, (vi) at the Sale Date, NUMMI has no debts, obligations or liabilities, relating to the Initial Capital Assets, other than obligations for property taxes related to the Initial Capital Assets, which are not yet due and payable (but will be paid by NUMMI when due and payable), (vii) NUMMI has fee simple, good and marketable title to all right, title, and interest in the Initial Capital Assets, free and clear of all Liens, (viii) no litigation has been filed that would prohibit the transactions contemplated herein or would have a material adverse affect upon any of the Initial Capital Assets, (ix) NUMMI is in compliance with all of its contractual and legal obligations relating to the Initial Capital Assets, (x) NUMMI is free to deal with TESLA to sell the Initial Capital Assets, and NUMMI’s negotiation and execution of this Agreement with TESLA do not violate its articles of incorporation or bylaws or any agreement or understanding of NUMMI, (xi) all taxes, including without limitation all property taxes, due and payable with respect to the Initial Capital Assets have been paid, (xii) NUMMI has not dealt with or engaged any broker or finder in connection with the transactions contemplated by this Agreement; and (xiii) the Initial Capital Assets were in good working condition as of April 1, 2010 when NUMMI ceased production, and NUMMI will provide any existing maintenance records related to the Initial Capital Assets.

9.2.	“As-Is”. EXCEPT AS EXPRESSLY PROVIDED IN THIS SECTION 9, NUMMI MAKES NO REPRESENTATIONS OR WARRANTIES OF ANY KIND, EXPRESS OR IMPLIED, ORAL OR WRITTEN, CONCERNING OR WITH RESPECT TO THE INITIAL CAPITAL ASSETS. THE SALE AND TRANSFER OF THE INITIAL CAPITAL ASSETS FROM NUMMI TO TESLA ARE MADE ON AN “AS IS”, “WHERE IS”, “ALL FAULTS” BASIS EFFECTIVE AS OF THE SALE DATE, EXCEPT AS OTHERWISE SET FORTH HEREIN.

10.	Representations and Warranties of TESLA. TESLA represents and warrants to NUMMI: (i) TESLA is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware, and is authorized to transact business in the State of California, (ii) TESLA has not dealt with or engaged any broker or finder in connection with the transactions contemplated by this Agreement;(iii) TESLA has full right, power and authority to execute this Agreement and to purchase the Initial Capital Assets, (iv) this Agreement has been duly executed and delivered by TESLA, and constitutes the legal, valid, and binding obligation of TESLA, enforceable in accordance with its terms, (v) to the extent necessary, TESLA has the approval of its Board of Directors and the Department of Energy, as lender, to execute this Agreement and perform its obligations for the transaction(s) contemplated herein; and (vi) TESLA has the financial resources to consummate the transaction(s) contemplated herein without the need for financing from any third-party, excluding the Department of Energy.

11.	Covenants of NUMMI.

11.1.	Release of Liens. So long as this Agreement remains in place, NUMMI shall (i) use its best efforts to prevent any Liens from attaching to any of the Initial Capital Assets, and (ii) cause all Liens to be released and discharged at the Sale Date.

11.2.	No Conveyances or Leases. So long as this Agreement remains in effect, NUMMI shall not convey, lease, or sublease all or any portion of the Initial Capital Assets or agree to any of the foregoing.

11.3.	Maintenance of Initial Capital Assets. NUMMI will maintain the Initial Capital Assets in the condition as they existed on the Effective Date through the Sale Date. NUMMI will comply with its obligations under the Real Estate Agreement to the extent they relate to or affect the Initial Capital Assets, including but not limited to those relating to decommissioning and environmental matters.

11.4.	Spare Parts. TESLA shall purchase spare parts on the following terms:

a.	Purchase Initial Capital Assets spare parts totaling $1.7 million, as listed on Exhibit F;

b.	Purchase incidental items previously tagged by TESLA, and any incidental items selected by TESLA in the future, at 50% of the original acquisition or replacement costs for new items, and 25% of the original acquisition or replacement costs for used items.

11.5.	Payment for Spare Parts Related to Initial Capital Assets. TESLA shall pay the $1,700,000.00 million for spare parts related to the Initial Capital Assets (“Spare Parts”) in two installments: the initial 30%, or $510,000, shall be payable within three (3) days of the Effective Date. The second installment of 70%, or $1,190,000, will be paid on the Sale Date.

12.	Conditions Precedent. The obligations of TESLA under this Agreement to purchase any Initial Capital Assets upon Final Payment shall be subject to the satisfaction, on or prior to Final Payment, of all of the following conditions, any one or more of which may be waived in writing at the option of TESLA:

12.1. Transfer Documents. NUMMI will deliver to TESLA all of (i) the Transfer Documents; (ii) copies of all manufacturers’ warranties, service agreements and licenses for the Initial Capital Assets; and (iii) copies of all maintenance histories as kept in the ordinary course of business, operating manuals, user manuals for software, and license agreements for any software provided with the Initial Capital Assets.

12.2. Results of Physical Inspection. The results of the physical inspection of the Initial Capital Assets undertaken by TESLA pursuant to Section 13 of this Agreement shall be reasonably satisfactory to TESLA and no material adverse effect shall have occurred with respect to the Initial Capital Assets since the Effective Date.

12.3. Lien Releases. NUMMI has delivered to TESLA any and all releases and other sufficient documents to release all Liens against the Initial Capital Assets.

12.4. Accuracy of Representations and Warranties. All representations and warranties of NUMMI are true and correct as of the Sale Date.

12.5. No Breach of Obligations. NUMMI shall not have breached any obligation to be performed by NUMMI under this Agreement.

12.6. Permit Transfer. NUMMI will provide to TESLA, at no additional cost, any transferable licenses and operating permits related to the Initial Capital Assets. For avoidance of doubt, the transfer of permits or licenses in this section does not relate to VOC credits.

13.	Inspection by TESLA. TESLA acknowledges that prior to the Effective Date, NUMMI has granted TESLA, its agents and representatives, access to the Facility to conduct inspections of the Initial Capital Assets for the purpose of establishing, among other things, the quantity, quality and value of the Initial Capital Assets. TESLA further acknowledges that NUMMI has cooperated fully with TESLA and its representatives with respect to such inspections. TESLA has a continuing right to inspect the Initial Capital Assets from the Effective Date through the Sale Date.

14.	Risk of Loss; Insurance. NUMMI shall bear the risk of loss prior to the Final Payment. NUMMI at its sole expense shall maintain all-risk property insurance consistent with common, prudent industry practice, covering physical loss of, and damage to, to the Initial Capital Assets while under the ownership of NUMMI.

15.	Casualty and Condemnation. If at any time prior to the Final Payment any Initial Capital Assets to be purchased are materially damaged by fire or other casualty or condemnation, then TESLA may elect (i) not to purchase such damaged Initial Capital Assets and the Purchase Price reduced accordingly, or (ii) to proceed with the purchase of the damaged Initial Capital Assets and all insurance proceeds to be received by NUMMI with respect to such damaged Initial Capital Assets shall be assigned to or otherwise paid to TESLA, along with any deductibles. NUMMI shall not be required to replace any such Initial Capital Asset(s).

16.	Indemnification by NUMMI. EFFECTIVE UPON FINAL PAYMENT, NUMMI SHALL INDEMNIFY AND HOLD TESLA, AND ITS DIRECTORS, OFFICERS, AGENTS, SUCCESSORS AND ASSIGNS, HARMLESS FROM ANY AND ALL CLAIMS, LAWSUITS, LIABILITIES, DAMAGES, COSTS, EXPENSES OR LOSSES, INCLUDING WITHOUT LIMITATION, EXPENSES OF LITIGATION AND REASONABLE ATTORNEYS FEES (COLLECTIVELY, “CLAIMS”), ARISING FROM (I) THE OWNERSHIP AND OPERATION OF THE INITIAL CAPITAL ASSETS BY NUMMI ON OR PRIOR TO FINAL PAYMENT, INCLUDING, WITHOUT LIMITATION, CLAIMS ARISING OUT OF THE WILLFUL NEGLECT OF NUMMI OR ITS EMPLOYEES OR AGENTS, (II) ANY BREACH OF ANY REPRESENTATION OR WARRANTY MADE BY NUMMI IN THIS AGREEMENT, AND (III) ANY BREACH OF ANY COVENANT OR OBLIGATION OF NUMMI IN THIS AGREEMENT. TESLA SHALL GIVE REASONABLE NOTICE TO NUMMI OF ANY SUCH CLAIMS (BUT FAILURE TO GIVE SUCH NOTICE SHALL NOT RELIEVE NUMMI OF ITS OBLIGATION TO INDEMNIFY). THE INDEMNIFICATION PROVIDED TO TESLA IN THIS SECTION 16 SHALL NOT BE THE EXCLUSIVE REMEDY AVAILABLE TO TESLA. TESLA SHALL HAVE ALL OTHER REMEDIES AVAILABLE AT LAW OR EQUITY.

17.	Indemnification by TESLA. EFFECTIVE UPON FINAL PAYMENT, TESLA SHALL INDEMNIFY AND HOLD NUMMI, AND ITS DIRECTORS, OFFICERS, AGENTS, SUCCESSORS AND ASSIGNS, HARMLESS FROM ANY AND ALL CLAIMS, ARISING FROM (I) THE OWNERSHIP AND OPERATION OF THE INITIAL CAPITAL ASSETS BY TESLA AFTER FINAL PAYMENT, INCLUDING, WITHOUT LIMITATION, CLAIMS ARISING OUT OF THE NEGLIGENCE OR WILLFUL NEGLECT OF TESLA OR ITS EMPLOYEES OR AGENTS, (II) ANY BREACH OF ANY REPRESENTATION OR WARRANTY MADE BY TESLA IN THIS AGREEMENT, AND (III) ANY BREACH OF ANY COVENANT OR OBLIGATION OF TESLA IN THIS AGREEMENT. NUMMI SHALL GIVE REASONABLE NOTICE TO TESLA OF ANY SUCH CLAIMS (BUT FAILURE TO GIVE SUCH NOTICE SHALL NOT RELIEVE TESLA OF ITS OBLIGATION TO INDEMNIFY). THE INDEMNIFICATION PROVIDED TO NUMMI IN THIS SECTION 17 SHALL NOT BE THE EXCLUSIVE REMEDY AVAILABLE TO NUMMI. NUMMI SHALL HAVE ALL OTHER REMEDIES AVAILABLE AT LAW OR EQUITY.

18.	Sales and Use Taxes. Pursuant to the California Exemption Certificate attached as Exhibit D, the Purchase Price for each of the Assets purchased by TESLA are exempt from state and local sales and use taxes under California Revenue and Taxation Code section 6352. The parties shall cooperate in timely filing all necessary forms and reports with the appropriate taxing authorities in order to report the sale of the Assets and Initial Capital Assets pursuant to this Agreement.

19.	Further Assurances. Each of the parties shall use commercially reasonable efforts to take all actions and to do all things necessary, proper or advisable to consummate the transactions contemplated by this Agreement.

20.	Miscellaneous Provisions.

20.1. No Third Party Beneficiaries. This Agreement shall not confer any rights, remedies or obligations upon any person other than the parties and their respective successors and permitted assigns.

20.2. Entire Agreement. This Agreement (including the documents referred to herein) constitutes the entire agreement among the parties and supersedes any prior understandings, agreements, or representations by or among the parties, written or oral, with respect to the subject matter hereof all of which are merged herein.

20.3. Succession and Assignment. This Agreement shall be binding upon and inure to the benefit of the parties named herein and their respective successors and permitted assigns. No party may assign either this Agreement or any of its rights, interest, or obligations hereunder without the prior written approval of the other parties.

20.4. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

20.5. Headings. The section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

20.6. Notices. All notices, requests, demands, claims, and other communications hereunder shall be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly delivered five (5) business days after it is sent by registered or certified mail, return receipt requested, postage prepaid, or one business day after it is sent via a reputable nationwide overnight courier service (such as Federal Express, Airborne Express or DHL), in each case to the intended recipient as set forth below:

To TESLA:

TESLA MOTORS, INC.

3500 Deer Creek Road

Palo Alto, California 94304

Attention: Deepak Ahuja, Chief Financial Officer

To NUMMI:

NEW UNITED MOTOR MANUFACTURING, INC.

45500 Fremont Blvd.

Fremont, California 94538

Attention: James W. Potts, III, General Manager, Finance

Any party may give any notice, request, demand, claim, or other communication hereunder using any other means (including personal delivery, expedited courier, messenger service, telecopy, ordinary mail, or electronic mail), but no such notice, request, demand, claim, or other communication shall not be deemed to have been duly given unless and until it actually is received by the party for whom it is intended. Any party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other parties notice in the manner herein set forth.

20.7. Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws (and not the law of conflicts of laws) of the State of California.

20.8. Amendments and Waivers. The parties may mutually amend any provision of this Agreement at any time. No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by both parties. No waiver by any Party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence. All waivers shall be in writing.

20.9. Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If the final judgment of a court of competent jurisdiction declares that any term or provision hereof is invalid or unenforceable, the parties agree that the court making the determination of invalidity or unenforceability shall have the power to reduce the scope, duration, or area of the term or provision, to delete specific words or phrases, or to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be enforceable as so modified after the expiration of the time within which such a judgment may be modified or appealed.

20.10. Expenses. Except as otherwise expressly provided for in this Agreement, each of the parties shall bear its own costs and expenses (including attorneys, accountants, and appraisers’ fees) incurred in connection with the preparation, execution and performance of this Agreement and the transactions contemplated hereby.

20.11. Construction. TESLA and NUMMI have participated jointly in the negotiation and drafting of this Agreement. The language used in this Agreement shall be deemed to be the language chosen jointly by the parties hereto to express their mutual intent, and no rule of strict construction shall be applied against any party. Any reference to any federal, state, local, or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise.

20.12. Time of Essence. Time shall be of the essence in the performance of the obligations set forth in this Agreement.

20.13. Incorporation of Exhibits. The Exhibits attached to this Agreement are incorporated herein by reference and made a part hereof.

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20.14. Survival. All representations, warranties, covenants, indemnification obligations, and other obligations in this Agreement, and any other certificate or document delivered pursuant to this Agreement, shall survive the Sale Date.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

TESLA MOTORS, INC.,

By:	/s/ Elon Musk

Print Name:	Elon Musk

Title:	Chairman & CEO

NEW UNITED MOTOR MANUFACTURING, INC.

By:	/s/ Jeffrey Beard

Print Name:	Jeffrey Beard

Title:	Chief Transaction Officer

[Exhibits C and E have been omitted but will be furnished supplementally to the

Securities and Exchange Commission upon request.]

EXHIBIT A

FORM OF BILL OF SALE

KNOW ALL MEN BY THESE PRESENTS that NEW UNITED MOTOR MANUFACTURING, INC. (“NUMMI”), a California corporation, having its principal place of business at 45500 Fremont Blvd., Fremont, California 94538 for and in consideration of the sum of exactly US$         (the “Purchase Price”), paid by TESLA MOTORS, INC. (“TESLA”), a Delaware corporation, receipt of which is acknowledged, has bargained, sold, granted, and conveyed and, by these presents, does hereby unconditionally and irrevocably bargain, sell, grant, and convey unto TESLA and TESLA’s successors and assigns, those certain initial capital assets described on “Attachment A” which is attached hereto and incorporated by reference herein (the “Initial Capital Assets”), together with all original certificates of title or origin (or like documents), and all manufacturers’ warranties, service agreements and licenses associated with such Initial Capital Assets, all free and clear of any and all security interests, mortgages, pledges, liens, charges, restrictions, reservations, claims, liabilities, obligations, encumbrances, leases and interests or claims of every other person of every kind and nature whatsoever.

TO HAVE AND TO HOLD the same unto TESLA and TESLA’S successors and assigns forever.

NUMMI represents and warrants to TESLA: (i) NUMMI has fee simple, good and marketable title to all right, title, and interest in the Initial Capital Assets, free and clear of all security interests, mortgages, pledges, liens, charges, restrictions, reservations, claims, liabilities, obligations, encumbrances, leases and interests or claims of every other person of every kind and nature whatsoever (each a “Lien”) and can and does deliver such title to the Initial Capital Assets to TESLA free of any Lien, and (ii) NUMMI has obtained all approvals and consents of all necessary persons who must approve the transfer of the Initial Capital Assets.

EXCEPT AS EXPRESSLY PROVIDED IN THE PREVIOUS PARAGRAPH OF THIS BILL OF SALE AND IN SECTIONS 9 AND 11 OF THAT CERTAIN SALE AND PURCHASE AGREEMENT DATED AUGUST 13, 2010 BY AND BETWEEN NUMMI AND TESLA (THE “AGREEMENT”), NUMMI MAKES NO REPRESENTATIONS OR WARRANTIES OF ANY KIND, EXPRESS OR IMPLIED, ORAL OR WRITTEN, CONCERNING OR WITH RESPECT TO THE INITIAL CAPITAL ASSETS. THE SALE AND TRANSFER OF THE INITIAL CAPITAL ASSETS FROM NUMMI TO ITS IS MADE ON AN “AS IS”, “WHERE IS”, “ALL FAULTS” BASIS EFFECTIVE AS OF THE SALE DATE.

This Bill of Sale shall be governed by and construed in accordance with the internal laws (and not the law of conflicts of laws) of the State of California. This Bill of Sale shall be binding upon and inure to the benefit of the parties named herein and their respective successors and assigns. Each party hereto agrees, upon the reasonable request of the other party hereto, to make, execute and deliver all documents or instruments of any kind or character, and to perform all such other actions, that may be reasonably necessary or proper to effectuate, confirm, perform or carry out the terms and provisions of this Bill of Sale.

This Bill of Sale is subject to the Sale and Purchase Agreement dated August 13, 2010 by and between NUMMI and TESLA (the “Agreement”), and all terms, conditions, disclosures, exhibits, representations and warranties, covenants, indemnification obligations, exceptions, and acknowledgements contained therein are incorporated herein by reference and shall not be deemed to be merged herein but shall survive execution and delivery hereof. Capitalized terms used herein and not defined herein shall have the meanings set forth in the Agreement. No provision of this Bill of Sale shall be deemed to enlarge, alter or amend the terms or provisions of the Agreement. Notwithstanding anything to the contrary set forth herein, if there is any conflict between the terms and conditions of this Bill of Sale and the terms and conditions of the Agreement, the terms and conditions of the Agreement shall control. All representations, warranties, covenants, and other obligations in this Bill of Sale, and any other certificate or document delivered pursuant to this Bill of Sale, shall survive the date hereof.

This Bill of Sale may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute the same instrument.

IN WITNESS WHEREOF, the parties have duly executed and delivered this Bill of Sale effective as of the      day of         , 2010.

NEW UNITED MOTOR MANUFACTURING, INC.

By:

Print Name:

Title:

TESLA, INC., on behalf of itself and its subsidiaries and affiliates

By:

Print Name:

Title:

ATTACHMENT A

Asset Description	NUMMI Asset #	Sale Date	Purchase Price

EXHIBIT B

BILL OF SALE FOR INITIAL CAPITAL ASSETS

KNOW ALL MEN BY THESE PRESENTS that NEW UNITED MOTOR MANUFACTURING, INC. (“NUMMI”), a California corporation, having its principal place of business at 45500 Fremont Blvd., Fremont, California 94538 for and in consideration of the sum of exactly $13,469,682.43 million (the “Purchase Price”), paid by TESLA MOTORS, INC. (“TESLA”), a Delaware corporation, receipt of which is acknowledged, has bargained, sold, granted, and conveyed and, by these presents, does hereby unconditionally and irrevocably bargain, sell, grant, and convey unto TESLA and TESLA’s successors and assigns, those certain initial capital assets described on Exhibit C, which is attached hereto and incorporated by reference herein (the “Initial Capital Assets”), together with all original certificates of title or origin (or like documents), and all manufacturers’ warranties, service agreements and licenses associated with such Initial Capital Assets, all free and clear of any and all security interests, mortgages, pledges, liens, charges, restrictions, reservations, claims, liabilities, obligations, encumbrances, leases and interests or claims of every other person of every kind and nature whatsoever.

TESLA’s payment of the Purchase Price shall be pursuant to the following terms and conditions: (i) TESLA shall make a initial 30% non-refundable payment within three (3) days of the Effective Date; and (ii) unless the parties otherwise agree alter the payment schedule, TESLA shall pay the remaining 70% of the Purchase Price to NUMMI on or before the Sale Date. NUMMI shall not permit TESLA to teardown or move a specific Asset identified in Exhibit C until TESLA has made payment in full for the specific Asset(s).

TO HAVE AND TO HOLD the same unto TESLA and TESLA’s successors and assigns forever.

NUMMI represents and warrants to TESLA: (i) NUMMI has fee simple, good and marketable title to all right, title, and interest in the Initial Capital Assets, free and clear of all security interests, mortgages, pledges, liens, charges, restrictions, reservations, claims, liabilities, obligations, encumbrances, leases and interests or claims of every other person of every kind and nature whatsoever (each a “Lien”) and can and does deliver such title to the Initial Capital Assets to TESLA free of any Lien, and (ii) NUMMI has obtained all approvals and consents of all necessary persons who must approve the transfer of the Initial Capital Assets.

EXCEPT AS EXPRESSLY PROVIDED IN THE PREVIOUS PARAGRAPH OF THIS BILL OF SALE AND IN SECTIONS 9 AND 11 OF THAT CERTAIN SALE AND PURCHASE AGREEMENT DATED AUGUST 13, 2010 BY AND BETWEEN NUMMI AND TESLA (THE “AGREEMENT”), NUMMI MAKES NO REPRESENTATIONS OR WARRANTIES OF ANY KIND, EXPRESS OR IMPLIED, ORAL OR WRITTEN, CONCERNING OR WITH RESPECT TO THE INITIAL CAPITAL ASSETS. THE SALE AND TRANSFER OF THE INITIAL CAPITAL ASSETS FROM NUMMI TO TESLA IS MADE ON AN “AS IS”, “WHERE IS”, “ALL FAULTS” BASIS EFFECTIVE AS OF THE SALE DATE.

This Bill of Sale shall be governed by and construed in accordance with the internal laws (and not the law of conflicts of laws) of the State of California. This Bill of Sale shall be binding upon and inure to the benefit of the parties named herein and their respective successors and assigns. Each party hereto agrees, upon the reasonable request of the other party hereto, to make, execute and deliver any and all documents or instruments of any kind or character, and to perform all such other actions, that may be reasonably necessary or proper to effectuate, confirm, perform or carry out the terms and provisions of this Bill of Sale.

This Bill of Sale is subject to the Sale and Purchase Agreement dated as of August 13, 2010 by and between NUMMI and TESLA (the “Agreement”), and all terms, conditions, disclosures, exhibits, representations and warranties, covenants, indemnification obligations, exceptions, and acknowledgements contained therein are incorporated herein by reference and shall not be deemed to be merged herein but shall survive execution and delivery hereof. Capitalized terms used herein and not defined herein shall have the meanings set forth in the Agreement. No provision of this Bill of Sale shall be deemed to enlarge, alter or amend the terms or provisions of the Agreement. Notwithstanding anything to the contrary set forth herein, if there is any conflict between the terms and conditions of this Bill of Sale and the terms and conditions of the Agreement, the terms and conditions of the Agreement shall control. All representations, warranties, covenants, and other obligations in this Bill of Sale, and any other certificate or document delivered pursuant to this Bill of Sale, shall survive the date hereof.

This Bill of Sale may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties have duly executed and delivered this Bill of Sale effective as of the      day of         , 2010.

NEW UNITED MOTOR MANUFACTURING, INC.

By:

Print Name:	Jeffrey Beard

Title:	Chief Transaction Officer

TESLA MOTORS, INC.,

By:

Print Name:

Title:

EXHIBIT D

California Exemption Certificate

TESLA MOTORS, INC. HEREBY CERTIFIES:

1. Tesla Motors, Inc. (“Tesla”) holds valid seller’s permit number SR Y BH 100789956.

2. Tesla is engaged in the business of manufacturing electric, zero emissions vehicles and parts designed for electric zero emissions vehicles. Tesla will be making many purchases of manufacturing equipment and tooling related to the production of such electric vehicles and electric vehicle components.

3. This certificate is for the purchase from                                      (“Vendor”) of the item(s) we have listed in paragraph 4 below.

                                                                          [Vendor’s name]

4. Description of property to be purchased: manufacturing equipment to be used at Deer Creek, Palo Alto, CA

5. The item(s) listed in paragraph 4 constitute purchases of tangible personal property by Tesla that will be neither consumed nor made use of by Tesla before it transfers title to such tangible personal property to the California Alternative Energy and Advanced Transportation Financing Authority (“CAEATFA”). The sales of tangible personal property by the above listed Vendor to Tesla do not constitute sales “at retail” and there is no “storage, use, or other consumption” of the tangible personal property purchased by Tesla as those terms are used in Article 13, Section 35(b) of the California Constitution.

6. All gross receipts arising from all such purchases of tangible personal property by Tesla from the above listed Vendor are exempt from state and local sales and use taxes under California Revenue and Taxation Code section 6352.

7. This exemption certificate is being issued under the authority of California State Board of Equalization Regulation 1667(c) (Title 18, Cal. Code of Regulations. § 1667(c)).

Name of Purchaser:

Tesla Motors, Inc.

Signature of Purchaser, Purchaser’s Employee or Authorized Representative:

Printed Name of Person Signing:	Title:

Rex Liu	Controller

Address of Purchaser:

1050 Bing Street, San Carlos, CA	94070

Telephone Number:	Date:
(650) 413-4000

EXHIBIT F

BILL OF SALE FOR SPARE PARTS FOR INITIAL CAPITAL ASSETS

KNOW ALL MEN BY THESE PRESENTS that NEW UNITED MOTOR MANUFACTURING, INC. (“NUMMI”), a California corporation, having its principal place of business at 45500 Fremont Blvd., Fremont, California 94538 for and in consideration of the sum of exactly US$1,700,000 million (the “Purchase Price”), paid by TESLA MOTORS, INC. (“TESLA”), a Delaware corporation, receipt of which is acknowledged, has bargained, sold, granted, and conveyed and, by these presents, does hereby unconditionally and irrevocably bargain, sell, grant, and convey unto TESLA and TESLA’s successors and assigns, those certain spare parts for the initial capital assets described on Exhibit F (“Spare Parts”), which is attached hereto and incorporated by reference herein, all free and clear of any and all security interests, mortgages, pledges, liens, charges, restrictions, reservations, claims, liabilities, obligations, encumbrances, leases and interests or claims of every other person of every kind and nature whatsoever.

TESLA’s payment of the Purchase Price shall be pursuant to the following terms and conditions: (i) TESLA shall make an initial 30% non-refundable payment of $510,000.00 within three (3) days of the Effective Date; and (ii) unless the parties otherwise agree alter the payment schedule, TESLA shall pay the remaining 70% of the Purchase Price, or $1,190,000.00, to NUMMI on or before the Sale Date. NUMMI shall not permit TESLA to remove the Spare Parts from the NUMMI facility until TESLA has made payment in full for the specific Spare Part.

TO HAVE AND TO HOLD the same unto TESLA and TESLA’s successors and assigns forever.

NUMMI represents and warrants to TESLA: NUMMI has fee simple, good and marketable title to all right, title, and interest in the Spare Parts, free and clear of all security interests, mortgages, pledges, liens, charges, restrictions, reservations, claims, liabilities, obligations, encumbrances, leases and interests or claims of every other person of every kind and nature whatsoever (each a “Lien”) and can and does deliver such title to the Spare Parts to TESLA free of any Lien, and (ii) NUMMI has obtained all approvals and consents of all necessary persons who must approve the transfer of Spare Parts.

EXCEPT AS EXPRESSLY PROVIDED IN THE PREVIOUS PARAGRAPH OF THIS BILL OF SALE AND IN SECTIONS 9 AND 11 OF THAT CERTAIN SALE AND PURCHASE AGREEMENT DATED AUGUST 13, 2010 BY AND BETWEEN NUMMI AND TESLA (THE “AGREEMENT”), NUMMI MAKES NO REPRESENTATIONS OR WARRANTIES OF ANY KIND, EXPRESS OR IMPLIED, ORAL OR WRITTEN, CONCERNING OR WITH RESPECT TO THE SPARE PARTS. THE SALE AND TRANSFER OF THE SPARE PARTS FROM NUMMI TO TESLA IS MADE ON AN “AS IS”, “WHERE IS”, “ALL FAULTS” BASIS EFFECTIVE AS OF THE DATE.

This Bill of Sale shall be governed by and construed in accordance with the internal laws (and not the law of conflicts of laws) of the State of California. This Bill of Sale shall be binding upon and inure to the benefit of the parties named herein and their respective successors and assigns. Each party hereto agrees, upon the reasonable request of the other party hereto, to make, execute and deliver any and all documents or instruments of any kind or character, and to perform all such other actions, that may be reasonably necessary or proper to effectuate, confirm, perform or carry out the terms and provisions of this Bill of Sale.

This Bill of Sale is subject to the Sale and Purchase Agreement dated as of August 13, 2010 by and between NUMMI and TESLA (the “Agreement”), and all terms, conditions, disclosures, exhibits, representations and warranties, covenants, indemnification obligations, exceptions, and acknowledgements contained therein are incorporated herein by reference and shall not be deemed to be merged herein but shall survive execution and delivery hereof. Capitalized terms used herein and not defined herein shall have the meanings set forth in the Agreement. No provision of this Bill of Sale shall be deemed to enlarge, alter or amend the terms or provisions of the Agreement. Notwithstanding anything to the contrary set forth herein, if there is any conflict between the terms and conditions of this Bill of Sale and the terms and conditions of the Agreement, the terms and conditions of the Agreement shall control. All representations, warranties, covenants, and other obligations in this Bill of Sale, and any other certificate or document delivered pursuant to this Bill of Sale, shall survive the date hereof.

This Bill of Sale may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties have duly executed and delivered this Bill of Sale effective as of the      day of          , 2010.

NEW UNITED MOTOR MANUFACTURING, INC.

By:

Print Name:

Title:

TESLA MOTORS, INC.,

By:

Print Name:

Title: